                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED

                          UNIFIED WESTERN GROCERS, INC.

                                CASH BALANCE PLAN

                           (Effective January 1, 2002)

                                TABLE OF CONTENTS
                                -----------------

              ARTICLE I NAME, DEFINITIONS & FUNDING POLICY ...........................  1
                  Section 1.1:  Full Name ............................................  1
                  Section 1.2:  Certain Definitions ..................................  2
                  Section 1.3:  Other Definitions .................................... 13
                  Section 1.4:  Funding Policy ....................................... 14

              ARTICLE II PARTICIPATION ............................................... 15
                  Section 2.1:  Eligibility Requirements ............................. 15
                  Section 2.2:  Participation ........................................ 15
                  Section 2.3:  Re-Employment ........................................ 15

              ARTICLE III CONTRIBUTIONS .............................................. 15
                  Section 3.1:  Company's Obligation ................................. 15
                  Section 3.2:  Participants' Contributions .......................... 16
                  Section 3.3:  Payment Of Company's Contributions To The Trustee .... 16

              ARTICLE IV HYPOTHETICAL ACCOUNT BALANCES AND CREDITS ................... 16
                  Section 4.1:  Participants' Accounts ............................... 16
                  Section 4.2:  Contribution Credits ................................. 16
                  Section 4.3:  Investment Credits ................................... 16
                  Section 4.4:  Accounts In General .................................. 17

              ARTICLE V VESTING ...................................................... 17
                  Section 5.1:  Vesting In Accrued Benefit ........................... 17
                  Section 5.2:  Period of Severance Rules For Vesting Purposes ....... 17

              ARTICLE VI BENEFITS .................................................... 18
                  Section 6.1:  Determination And Distribution Of Benefits ........... 18
                  Section 6.2:  Survivor Annuity Requirements ........................ 20
                  Section 6.3:  Optional Methods Of Distribution ..................... 24
                  Section 6.4:  Timing Of Distributions .............................. 25
                  Section 6.5:  Postponed Retirement ................................. 27
                  Section 6.6:  Distributions Due Missing Persons .................... 28
                  Section 6.7:  Transfers To Another Qualified Plan .................. 28
                  Section 6.8:  Distribution Limitations ............................. 29
                  Section 6.9:  Limitations On Benefits .............................. 31
                  Section 6.10: Determination Of Present Value ....................... 32
                  Section 6.11: Coordination With Limitations On Contributions
                                And Benefits ......................................... 32

              ARTICLE VII TOP-HEAVY PLAN LIMITATIONS ................................. 33
                  Section 7.1:  Application Of Top-Heavy Rules  ...................... 33
                  Section 7.2:  Definitions .......................................... 33
                  Section 7.3:  60% Test - Special Rules ............................. 36

                 Section 7.4:   Minimum Vesting Requirement .........................  37
                 Section 7.5:   Minimum Benefit Requirement .........................  37

              ARTICLE VIII THE COMMITTEE ............................................  38
                 Section 8.1:   Members .............................................  38
                 Section 8.2:   Committee Action ....................................  39
                 Section 8.3:   Rights And Duties ...................................  39
                 Section 8.4:   Information .........................................  41
                 Section 8.5:   Compensation, Indemnity And Liability ...............  41
                 Section 8.6:   Administrative Expenses Of The Plan .................  41
                 Section 8.7:   Resignation And Removal Of The Investment Manager ...  42

              ARTICLE IX AMENDMENT AND TERMINATION ..................................  42
                 Section 9.1:   Amendments ..........................................  42
                 Section 9.2:   Discontinuance Of Plan ..............................  43
                 Section 9.3:   Failure To Contribute ...............................  45

              ARTICLE X CLAIMS PROCEDURE ............................................  45
                 Section 10.1:  Presentation Of Claim ...............................  45
                 Section 10.2:  Notification Of Decision ............................  45
                 Section 10.3:  Review Of A Denied Claim ............................  46
                 Section 10.4:  Decision On Review ..................................  47

              ARTICLE XI MISCELLANEOUS ..............................................  48
                 Section 11.1:  Contributions Not Recoverable .......................  48
                 Section 11.2:  Limitation On Participants' Rights ..................  48
                 Section 11.3:  Receipt Or Release ..................................  49
                 Section 11.4:  Nonassignability ....................................  49
                 Section 11.5:  Governing Law .......................................  49
                 Section 11.6:  Headings ............................................  49
                 Section 11.7:  Counterparts ........................................  49
                 Section 11.8:  Successors And Assigns ..............................  50
                 Section 11.9:  Gender And Number ...................................  50
                 Section 11.10: Merger, Consolidation Or Transfer Of Plan Assets ....  50
                 Section 11.11: Joinder Of Parties ..................................  50
                 Section 11.12: The Trust ...........................................  50
                 Section 11.13: Special Requirements For USERRA .....................  51

                              AMENDED AND RESTATED

                          UNIFIED WESTERN GROCERS, INC.

                                CASH BALANCE PLAN

     Unified Western Grocers, Inc. (the "Company"), previously adopted the Retirement Plan for Employees of Unified Western Grocers, Inc. (the "Unified Plan"). In addition, effective as of December 31, 2001, the United Grocers, Inc. Pension Plan and Trust (the "United Plan") was merged with and into the Unified Plan. Also as of December 31, 2001, additional Years of Benefit Accrual Service (as defined in the Unified Plan) ceased and the accrual of additional years of Benefit Service (as defined in the United Plan) ceased and no additional employees were eligible to become participants in the Unified Plan. The Unified Plan, as it existed as of December 31, 2001, including the merged United Plan, is referred to in this document as the "Prior Plan."

     The Company hereby adopts the following complete amendment and restatement of the Prior Plan, effective as of the Effective Date, which evidences the plan portion of a cash balance pension plan and trust for the benefit of qualified employees of the Company. This amendment and restatement is adopted by the Company in order that benefit accruals, which were generally frozen under the Prior Plan, may commence pursuant to the cash balance feature under this Plan. The terms of the Plan are as follows:

                                   ARTICLE I
                       NAME, DEFINITIONS & FUNDING POLICY

     Section 1.1 : Full Name. This cash balance pension plan shall be known as the:

                          UNIFIED WESTERN GROCERS, INC.
                                CASH BALANCE PLAN

It is hereby designated as constituting a defined benefit pension plan intended to qualify under Code Section 401(a). The Trust established in connection with the Plan shall be known as the:

                          UNIFIED WESTERN GROCERS, INC.
                                  PENSION TRUST

     Section 1.2 : Certain Definitions. As used in this document and in the Trust, the following words and phrases shall have the following meanings, unless a different meaning is specified or clearly indicated by the context:

     "Account" shall mean the hypothetical account established for a Participant pursuant to Article IV of the Plan.

     "Accrued Benefit" shall mean the greater of: (a) a Participant's Prior Plan Benefit (if any); or (b) the sum of a Participant's Cash Balance Benefit (if any) plus his or her Prior Plan Benefit (if any), calculated using the actuarial assumptions contained in this Plan, rather than the prior Plan.

     "Actuarial Equivalent" shall mean the actuarially equivalent value of an amount payable in a different form and/or at a different date computed by an enrolled actuary retained by the Committee on the basis of specified mortality tables and interest rates. Unless a different Mortality Table and interest rate assumption is specified elsewhere in this document for a specific purpose or otherwise required by law, an Actuarial Equivalent shall be computed on the basis of the 1971 Towers Perrin Forster and Crosby Forecast Mortality Table with an interest rate assumption of 8% per annum. The actuarial assumptions may be changed from time to time, based upon the advice of an enrolled actuary, by an amendment to the Plan. No Participant shall be deemed to have any right, vested or nonvested, regarding the continued use of previously adopted actuarial assumptions, except as may be required by Code Section 411(d)(6).

     "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d), as applied to such items and in such manner as the Secretary of the Treasury shall provide.

     "Affiliated Company" shall mean:

          (a) a member of a controlled group of corporations of which the Company is a member;

          (b) an unincorporated trade or business that is under common control with the Company, as determined in accordance with Code Section 414(c) and the applicable Regulations;

          (c) a member of an affiliated service group of which the Company is a member, as determined in accordance with Code Section 414(m) and the applicable Regulations; or

          (d) any other entity required to be aggregated with the Company pursuant to the Regulations under Code Section 414(o).

For these purposes, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and 1563(e)(3)(C).

     "Anniversary Date" shall mean the last day of each Plan Year.

     "Applicable Interest Rate" shall mean the interest rate on 30-year Treasury securities for the month of November of the Plan Year prior to the Plan Year of distribution or such other time as the Secretary of the Treasury may prescribe.

     "Applicable Mortality Table" shall mean the table prescribed by the Secretary of the Treasury in accordance with Code Section 417(e)(3)(A)(ii)(I).

     "Article" shall mean an Article of the Plan.

     "Benefit Commencement Date" shall mean the first day of the month in which an amount is paid pursuant to Article VI.

     "Break in Service" shall mean a Plan Year in which a Participant has fewer than three months of Eligibility Service. A Participant's Parental Absence shall be considered in the same manner as provided under the definition of Period of Severance.

     "Cash Balance Benefit" shall mean the single monthly life annuity benefit computed as of the date of determination that is (i) the Actuarial Equivalent of the Participant's Account as of his or her Normal Retirement Date (including all Contribution Credits allocated to such Account as of the date of determination and Investment Credits projected to such Normal Retirement Date), and (ii) payable at the Participant's Normal Retirement Date. Annuities shall be calculated by dividing the Participant's Account balance by the appropriate annuity factor from Table 1 set forth on the attached Appendix A.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and its successors.

     "Company" shall mean Unified Western Grocers, Inc.

     "Compensation" shall mean a Participant's Earnings during the Plan Year, excluding any severance pay. In addition to other applicable limitations set forth in the Plan, and despite any other provision of the Plan, the Compensation of each Participant shall not exceed the Compensation Limitation (defined below). The Compensation Limitation is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined beginning in such calendar year. If such a determination period consists of a short Plan Year containing fewer than 12 months, the Compensation Limitation will be multiplied by a fraction, the numerator of which is the number of months in such determination period, and the denominator of which is 12. Any reference in the Plan to the limitation under Code Section 401(a)(17) shall mean the Compensation Limitation. If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for such prior determination period is subject to the Compensation Limitation in effect for such prior determination period.

     "Contribution Credits" shall mean additions to a Participant's Account described in Section 4.2.

     "Defined Benefit Plan" and "Defined Contribution Plan" shall have the same meanings as given these terms under ERISA.

     "Determination Year" shall mean the Plan Year.

     "Early Retirement Age" shall mean the date a Participant has attained age 55 and has completed at least five Years of Service.

     "Early Retirement Date" shall mean the first day of any month that is (i) after a Participant ceases to be an Employee, (ii) before such Participant's Normal Retirement Age, and (iii) after such Participant's Early Retirement Age.

     "Earnings" shall mean a Participant's annual "compensation", as that term is defined in Code Section 415, that is actually paid or made available to the Participant within the Plan Year. A Participant's Earnings shall include such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company to the extent the amounts are includable in gross income under the Code (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances). "Earnings" shall not include:

                   (a) Any contribution made by the Company to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In addition, the Company's contributions, if any, made on behalf of a Participant to a simplified employee pension plan described in Code Section 408(k) are not considered Earnings for the taxable year in which contributed to the extent such contributions are deductible by the Participant under Code Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered Earnings, regardless of whether such amounts are includable in the gross income of the Participant when distributed. However, any amount received by a Participant pursuant to an unfunded non-qualified plan may be considered Earnings in the year such amounts are includable in the gross income of the Participant.

                   (b) Any amount realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                   (c) Any amount realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                   (d) Any other amount that receives special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant), or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

Earnings paid or made available during such Plan Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount that is contributed or deferred by the Company at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code
Section 125, 132(f)(4), or 457.

            "Effective Date" shall mean January 1, 2002, which is the effective date of this complete amendment and restatement, including the attached Appendix B.

           "Eligibility Service" shall mean an Employee's Period of Service. This period of Eligibility Service shall be expressed as whole years on the basis that 365 days equals one year.

           "Employee" shall mean every person classified by the Company as a common law employee of the Company or any Affiliated Company (other than Grocers Development Center, Inc.) that has adopted the Plan with the permission of the Board of Directors. "Employee" shall not include any person who is (i) employed by or through a leasing, temporary, or similar agency or company, or (ii) classified by the Company as a leased employee of the Company or any such Affiliated Company. For this purpose, a "leased employee" is a person whose services are performed under the primary direction or control by the Company or any Affiliated Company on a substantially full time basis for a period of at least one year in accordance with Code Section 414(n)(2). If any person described in the preceding two sentences is determined to be a common law employee of the Company or any such Affiliated Company by court decision or otherwise, such person shall nonetheless continue to be treated as not being an Employee. In addition, the following persons shall not be treated as Employees:
(i) any person who is included in a collective bargaining unit covered by a collective bargaining agreement, which agreement does not provide for coverage of such person, provided, that the matter of retirement benefits was the subject of good faith bargaining between the Company and the collective bargaining unit of which the person is a part; (ii) directors of the Company, unless otherwise employed as an Employee; and (iii) any person employed on a retainer or fee basis or as an independent contractor, as determined by the Company (except an Employee of an Affiliated Company).

           "Employer" shall mean with respect to an Employee, the Company, any Predecessor Employer and any Affiliated Company.

           "Employment Commencement Date" for each Employee shall mean the date such Employee first is credited with an Hour of Service.


           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and its successors.

           "Fiduciary" shall mean a person who:

               (a) exercises any discretionary authority, discretionary control, or discretionary responsibility respecting the management or administration of the Plan;

               (b) exercises any authority or control respecting management or disposition of the Plan's assets; or

               (c) renders investment advice for a fee or other compensation, direct or indirect, with respect to any asset of the Plan, or has any authority or responsibility to do so.

           "Financial Institution" shall mean a bank, trust company, or other financial institution that is regulated by the United States or any State.

           "Highly Compensated Active Employee" shall mean any Participant who performed service for the Company during the Determination Year and who:

               (a) During the Look-Back Year received Earnings from the Company in excess of $80,000 (as adjusted pursuant to Code Section 415(d)), and, if the Company so elects, was a member of the Top-Paid Group for such year; or

               (b) Was a 5% Owner at any time during the Look-Back Year or the Determination Year.

It is noted that the Company has not made a Top Paid Group election.

           "Highly Compensated Employee" shall mean any Participant who is a "Highly Compensated Active Employee" or a "Highly Compensated Former Employee."

           "Highly Compensated Former Employee" shall mean any Participant who:

               (a) Separated from service (or was deemed to have separated from service) prior to the Determination Year,

               (b) Performed no service for the Company during the Determination Year, and

               (c) Was a Highly Compensated Active Employee in either (i) the Determination Year during which the Employee separated from service, or
      (ii) any Determination Year ending on or after the Employee's 55th birthday. For the purposes of this subsection (c), an Employee will be deemed to have separated from service if, in a Determination Year before the Employee attained age 55, the Employee received Compensation in an amount less than 50% of the Employee's average annual Compensation for the three consecutive calendar years preceding the Determination Year during which the Employee received the greatest amount of Compensation from the Company.

           "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for performing duties for an Employer, as determined under Section 2530.200b-2(a)(1) of the Department of Labor Regulations.

           "Investment Credits" shall mean additions to a Participant's Account described in Section 4.3.

           "Investment Manager" shall mean a person or entity who (that) is (a) registered as an investment advisor under the Investment Advisor's Act of 1940,
(b) defined as a bank under that Act, or (c) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of trust assets, and who has acknowledged in writing that he (she or it) is a Fiduciary with respect to the Plan.

           "Investment Percentage" for the Plan Year shall mean the percentage equal to the rate of interest on 30-year Treasury securities for the month of November of the preceding Plan Year; provided, however, that the Investment Percentage shall not be lower than 5%.

           "Late Retirement Date" shall mean the first day of the month that coincides with or immediately follows the date a Participant ceases to be an Employee, provided such date occurs after the Participant's Normal Retirement Date.

           "Look-Back Year" shall mean the 12-month period preceding the Determination Year, or, if the Company elects and allowed by the applicable Regulations, the calendar year ending with or within the applicable Determination Year.

           "Named Fiduciary" shall have the same meaning as under Section 402(a) of ERISA and shall be determined as provided in Section 8.3.

           "Non-Highly Compensated Employee" shall mean any Participant who is not a Highly Compensated Employee.

           "Normal Retirement Age" shall mean a Participant's 65th birthday.

           "Normal Retirement Date" shall mean the first day of the month that coincides with or immediately follows a Participant's Normal Retirement Age.

           "Parental Absence" shall mean an Employee's absence from work (a) by reason of pregnancy of the Employee; (b) by reason of birth of a child of the Employee; (c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee; or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

           "Participant" shall mean any Employee who becomes eligible for participation in accordance with the provisions of the Plan, and, unless the context indicates otherwise, includes former Participants.

           "Period of Military Duty" shall mean, for an Employee who (a) served as a member of the armed forces of the United States; and (b) was re-employed by an Employer at a time when the Employee had a right to re-employment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the U. S. Code, the period of time from the date an Employee was first absent from active work for an Employer because of such military duty to the date the Employee was re-employed.

           "Period of Service" shall mean a period of time beginning on the later of: (a) January 1, 2002; or (b) an Employee's Employment Commencement Date or Reemployment Date (whichever applies) and ending on his Severance Date. This Period of Service shall be reduced by all or any part of a Period of Service that is not counted. This Period of Service shall also be reduced by any Period of Severance, unless such Period of Severance is included under the service spanning rule below. All Periods of Service, whether or not successive, shall be aggregated, unless such periods may be disregarded pursuant to other provisions of the Plan, such as Section 2.3 or 5.2. A Period of Military Duty shall be included as service with an Employer to the extent it has not already been credited. Additionally, under the service spanning rule, if an Employee ceases to be an Employee by reason of a quit, discharge or retirement and such Employee then performs an Hour of Service within 12 months of his or her Severance Date, then such Period of Severance shall be deemed to be a Period of Service; provided, however, that if an Employee ceases to be an Employee by reason of a quit, discharge, or retirement during an absence from service of 12 months or less for any reason other than a quit, discharge, retirement or death, and then performs an Hour of Service within 12 months of the date on which such Employee was first absent from service, such Period of Severance shall be deemed to be a Period of Service.

           "Period of Severance" shall mean a period of time beginning on an Employee's Severance Date and ending on the date, if any, he or she again performs an Hour of Service. A one-year Period of Severance means a Period of Severance of 12 consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes for any individual who experiences a Parental Absence, the Severance Date of an Employee who is absent from service beyond the first anniversary of the first date of absence shall be deemed to be the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work is neither a Period of Service nor a Period of Severance.

           "Plan" shall mean this document and the plan created by this document (including, unless the context indicates to the contrary, the Trust established in connection with the Plan), as it may be amended from time to time.

            "Plan Year" shall mean the calendar year. The Plan Year shall be the "limitation year" for the Plan as defined in the Code.

           "Predecessor Employer" shall mean any predecessor employer of an Employee that maintained the Plan, the Unified Plan, or the United Plan.

           "Prior Plan Benefit" shall mean a Participant's "accrued benefit" as defined under the Prior Plan and as determined as of the Transition Date, indexed to reflect the growth in the Participant's rate of Base Pay as set forth below.

               (a) Such accrued benefit shall be multiplied by a fraction, the numerator of which is the Participant's Base Pay in effect at the date of determination, limited by the Compensation Limitation, and the denominator of which is the Participant's Base Pay in effect on the Transition Date, limited by the Compensation Limitation.

               (b) Once a Participant ceases to be an Employee, no further indexing shall apply, even if he or she subsequently becomes an Employee again.

               (c) For purposes of the foregoing, Base Pay shall mean a Participant's Compensation excluding overtime and bonuses.

               (d) Notwithstanding the foregoing, with regard to a United Member (as defined in the Prior Plan) who was an Employee on the Transition Date, such Employee's Prior Plan Benefit shall reflect additional pro rata benefit accrual service for the Plan Year ending on the Transition Date based on the United Member's Hours of Service for the period beginning on his or her most recent hire anniversary date immediately preceding the Transition Date and ending on the Transition Date, divided by 1,000, but not to exceed one.

           "Regulations" shall mean the regulations issued under the Code or ERISA, or both of them, as well as under any other legislation that applies to the Plan.

           "Reemployment Date" shall mean the first day following a Period of Severance that is not deemed to be a Period of Service in calculating an Employee's Period of Service on which such Employee performs an Hour of Service.

           "Rollover Contribution" shall mean a qualified rollover contribution as defined in Code Sections 402(c), 403(a)(4), and 408(d)(3), but shall not include a rollover contribution that is attributable to contributions made on behalf of a Key Employee in a Top-heavy Plan, unless such a rollover contribution is permissible under the Code or applicable Regulations.

           "Section" shall mean, when used in conjunction with some other reference (such as the Code or ERISA), a section of such other reference. When not used in conjunction with some other reference, Section shall refer to a section of the Plan or Trust, as the context requires. References to a Section include future amendments, and successors, to it.

           "Secretary" shall mean the Secretary or an Assistant Secretary of the Committee.

           "Secretary of the Treasury" shall mean the Secretary of the Treasury, as defined in Code Section 7701(a)(11).

           "Severance Date" shall mean the earlier of (a) the date on which an Employee quits, retires, is discharged, or dies, or (b) the first annual anniversary of the first date of a period in which such Employee remains absent from service (with or without pay) with an Employer for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence, or layoff.

           "Signature Page" shall mean the page(s) at the end of the Plan entitled "Signature Page."

           "Social Security Retirement Age" shall mean the age used as the retirement age for a Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.

         "Top-Paid Group" shall mean the group of Employees in a particular year that consists of the top 20% of the Employees, ranked on the basis of Earnings received from the Company during such year.

           (a) An Employee shall be disregarded for purposes of determining the Top-Paid Group if the Employee:

               (i)   Has not performed an Hour of Service during such year;

               (ii)  Has not completed six months of service;

               (iii) Normally works less than 17 1/2hours per week or six months during any year;

               (iv)  Has not attained age 21 by the end of such year; or

               (v) Is a non-resident alien and has received no earned income (within the meaning of Code Section 911(d)(2)) from the Company constituting United States source income within the meaning of Code
          Section 861(a)(3).

           (b) In addition, if 90% or more of the Employees of the Company are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Company, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

           (c) All Affiliated Companies shall be taken into account as a single employer, and leased employees, within the meaning of Code Sections 414(n)(2) and 414(o)(2), shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Company. For the purpose of determining the number of active Employees in any year, the following Employees shall be excluded:

               (i)   Employees with less than six months of service;

               (ii)  Employees who normally work less than 17 1/2hours per week;

               (iii) Employees who normally work less than six months during a year; and

               (iv)  Employees who have not yet attained age 21.

           "Totally Disabled" shall refer to a physical or mental impairment that results in the Participant's receipt of long-term disability benefits under the Company's long-term disability plan, or if such plan is not applicable to such Participant or no longer exists, under the Social Security Act.

           "Transition Date" shall mean December 31, 2001.

           "Trust" shall mean the trust established in connection with the Plan, as it may be amended from time to time.

           "Trustee" shall mean the person(s) or entity, or combination of them, serving from time to time as the trustee(s) of the Trust.

           "Vesting Service" shall mean the amount obtained by dividing (a) the number of days in an Employee's Period of Service by (b) 365, and (c) rounding the result down to the next lower whole number in all cases.

           "Years of Service" shall be the sum of a Participant's: (a) full years of Vesting Service; plus (b) his or her "Years of Service" defined under the Prior Plan determined as of the Transition Date. For purposes of determining a Participant's Years of Service under the Prior Plan, in the case of a Participant who was an Employee on the Transition Date: (i) his or her Years of Service shall be adjusted pursuant to Regulation Section 1.410(a)-7(g); and (ii) he or she shall be credited with one Year of Service for the computation period (determined under the Prior Plan) that includes the Transition Date if he or she completes 1,000 Hours of Service during such computation period.

           "1% Owner" shall be determined in the same manner as a 5% Owner, defined below.

           "5% Owner" shall mean a Participant who (i) owns more than 5% of the outstanding stock (or owns stock possessing more than 5% of the total combined voting power of all classes of stock), if the Company (or the Affiliated Company, whichever applies) is a corporation; or (ii) owns more than 5% of the capital or profit interest in the Company (or the Affiliated Company, whichever applies), if the Company (or the Affiliated Company, whichever applies) is not a corporation. A similar rule shall apply to the determination of a "1% Owner."

           Section 1.3 : Other Definitions. As used in this document and in the Trust, the following words and phrases shall have the meanings set forth in the indicated Sections, unless a different meaning is specified or clearly indicated by the context:

           Term                                                     Section
           ----                                                     -------
          "Aggregate Account" .....................................  7.2
          "Aggregation Group" .....................................  7.2
          "Annuity Starting Date" .................................  6.2
          "Benefits" ..............................................  6.8(a)
          "Claimant" .............................................. 10.1
          "Committee" .............................................  8.1
          "Deferred Benefit" ......................................  6.1(e)
          "Determination Date" ....................................  7.2
          "Eligible Retirement Plan" ..............................  6.7
          "Eligible Rollover Distribution" ........................  6.7
          "Key Employee" ..........................................  7.2
          "Late Retirement Benefit" ...............................  6.1(b)
          "Non-Key Employee" ......................................  7.2
          "Normal Retirement Benefit" .............................  6.1(a)
          "Preretirement Election Period' .........................  6.2
          "Present Value of Accrued Benefit" ......................  7.2
          "Qualified Election" ....................................  6.2
          "Qualified Joint and Survivor Annuity" ..................  6.2
          "Qualified Life Annuity" ................................  6.2
          "Qualified Preretirement Survivor Annuity" ..............  6.2
          "Restricted Benefits" ...................................  6.8(e)
          "Restricted Participant" ................................  6.8(a)
          "Retirement Election Period" ............................  6.2
          "Top-heavy Group" .......................................  7.2
          "Top-heavy Plan" ........................................  7.2
          "Total Annual Pay" ......................................  6.8(a)
          "Valuation Date" ........................................  7.2

          Section 1.4: Funding Policy. The Plan is to be funded primarily through the Company's contributions as provided for in the Plan. The Trust's assets shall be invested as provided for in the trust document in an effort to safely maximize potential retirement benefits, which shall be paid to Participants and Beneficiaries as provided for in the Plan.

                                   ARTICLE II
                                  PARTICIPATION

         Section 2.1: Eligibility Requirements. Each Employee shall become eligible to participate in the Plan on the date immediately following the date on which such Employee completes one full year of Eligibility Service; provided that he or she is an Employee on such date.

         Section 2.2: Participation. The participation of a Participant in the Plan shall begin on the date specified in Section 2.1, and shall continue until the Participant's entire benefit has been distributed in accordance with the Plan's terms. A Participant (or his or her beneficiary) may not receive any distribution of benefits except as provided for in the Plan.

         Section 2.3: Re-Employment. Except as provided for in the next sentence, all Periods of Service of an Employee who is re-employed shall be taken into account for all eligibility purposes under the Plan. An Employee who has never participated in the Plan because of lack of sufficient Eligibility Service and who is re-employed following a Break in Service shall be treated as a new Employee with a new Employment Commencement Date. A Participant who is re-employed shall participate immediately upon re-employment.

                                  ARTICLE III
                                  CONTRIBUTIONS

         Section 3.1: Company's Obligation. The Company has previously made substantial contributions to the Trust. Subject to the Plan's other provisions, the Company will contribute to the Trust the funds necessary to provide the Plan's benefits, as may be determined by an enrolled actuary. Despite the foregoing, the Company's contributions are conditioned upon their deductibility under the Code.

         Section 3.2: Participants' Contributions. A Participant is not required or permitted to make any contribution to the Plan, including a Rollover Contribution or a trustee-to-trustee transfer described in Code Section 401(a)(31).

         Section 3.3: Payment Of Company's Contributions To The Trustee. All payments of the Company's contributions shall be made directly to the Trustee and may be made on any date(s) selected by the Company. Despite the foregoing, the Company's total contribution for each Plan Year must be paid on or before the date on which the Company's federal income tax return is due, including any extensions of time obtained for the filing of such return.

                                   ARTICLE IV
                    HYPOTHETICAL ACCOUNT BALANCES AND CREDITS

         Section 4.1: Participants' Accounts. The Committee shall maintain a hypothetical Account in the name of each Participant, and it shall be credited with the Contribution Credits and Investment Credits as set forth below.

         Section 4.2: Contribution Credits. (a) As of each Anniversary Date, the Account of each Participant who was an Employee at any time during the Plan Year ending on such Anniversary Date shall be credited with a Contribution Credit. Each such Participant's Contribution Credit shall be the applicable Contribution Credit from Table 2 set forth on the attached Appendix A. Despite the foregoing, in the case of a Participant who was an Employee on the Transition Date and whose Prior Plan Benefit was derived from participating in the Unified Plan, such a Participant's Contribution Credit shall be the greater of the Contribution Credit from Table 2 or Table 3, as the case may be, set forth on the attached Appendix A. The preceding sentence shall not apply after the rehire date of a Participant who ceased to be an Employee at any time after the Transition Date and who is subsequently rehired.

         (b) A Participant shall receive a special Contribution Credit in the first year of participation equal to the Contribution Credit he or she would have received had the Participant been a participant in the Plan for the immediately preceding Plan Year.

         Section 4.3: Investment Credits. As of each Anniversary Date, the Account of each Participant shall be credited with an Investment Credit, even though he or she may no longer be an Employee. The amount of such Investment Credit shall be equal to the Investment Percentage multiplied by the Participant's Account balance determined as of the first day of the Plan Year ending on such Anniversary Date.

         Section 4.4: Accounts In General. The credits made to a Participant's Account shall not vest in such Participant any right, title or interest in the Trust, except to the extent, at the time or times, and upon the terms and conditions set forth in the Plan. Each Participant's Account is merely a hypothetical construct used to facilitate the computation of his or her Accrued Benefit.

                                    ARTICLE V
                                     VESTING

         Section 5.1: Vesting In Accrued Benefit.

         (a) Each Participant shall have a nonforfeitable right or vested interest in his or her Accrued Benefit, according to the following table:

                  Years of Service                   Vested Percentage
                  ----------------                   -----------------
                  Less than 5                               0%
                            5 or more                     100%

         (b) Despite the provisions of subsection (a), a Participant shall become 100% vested in his or her Accrued Benefit upon such Participant's attainment of his or her Normal Retirement Age, or in the case of a Participant who was covered under the United Plan who has an accrued benefit under that plan as of the Transition Date, upon such Participant's disability, as defined in the United Plan, provided that such Participant is an Employee upon the happening of the applicable event.

         Section 5.2: Period of Severance Rules For Vesting Purposes.

         (a) Except as otherwise provided in this Section, all Years of Service shall be counted in determining a Participant's nonforfeitable percentage interest in his or her Accrued Benefit.

         (b) In the case of any Participant who incurs a Break in Service, such Participant's Years of Service that were completed before such Break in Service shall not be counted for vesting purposes until he or she has completed one Year of Service after such Break in Service.

         (c) In the case of any Participant who incurs five consecutive Breaks in Service, such Participant's Years of Service after such five consecutive Breaks in

Service shall be disregarded for purposes of determining his or her vested interest in his or her Accrued Benefit that accrued before such five consecutive Breaks in Service.

     (d) If a Participant does not have any nonforfeitable right to his or her Accrued Benefit at the time he or she incurs a Break in Service, then such a Participant's Years of Service before any period of consecutive Breaks in Service shall not be counted for vesting purposes if the number of such consecutive Breaks in Service equals or exceeds the greater of (i) five or (ii) the aggregate number of such Participant's Years of Service before such period. Such aggregate number of Years of Service shall not include any Year of Service that is disregarded under the preceding sentence by reason of such Participant's prior Breaks in Service.

                                   ARTICLE VI
                                    BENEFITS

     Section 6.1 : Determination And Distribution Of Benefits.

     (a) Each Participant, upon the attainment of his or her Normal Retirement Date shall be entitled to receive a monthly benefit equal to his or her Accrued Benefit determined as of his or her Normal Retirement Date ("Normal Retirement Benefit").

     (b) Each Participant who continues to be an Employee after attaining his or her Normal Retirement Age shall be entitled upon actual retirement to receive a monthly benefit equal to the Participant's Accrued Benefit determined as of his or her Late Retirement Date ("Late Retirement Benefit"). Despite the foregoing, the Late Retirement Benefit payable to a Participant who remains an Employee but is required to receive a distribution because of Section 6.4(c) below shall be equal to the Participant's Accrued Benefit determined as of the earlier of:

         (i)  The Participant's Late Retirement Date, or

         (ii) The last day of the Plan Year in which the Participant attains age 70 1/2.

The monthly benefit of such a Participant shall be adjusted, effective on the January 1 following the Plan Year in which the Participant's benefit commenced and on each succeeding January 1 prior to the Participant's Late Retirement Date, to reflect the effect of changes in the Participant's Accrued Benefit since the previous January 1. The final adjustment shall be made as of the Participant's Late Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of any benefit payments already made with respect to the Participant. In no event, however, will the benefit payable to the Participant be reduced below the Normal Retirement Benefit as a result of this paragraph. Furthermore, the operation of this paragraph will not affect the form of benefit payment previously elected by the Participant.

         (c) Each Participant who becomes Totally Disabled prior to his or her Early Retirement Date shall be entitled to receive a monthly benefit equal to his or her Accrued Benefit determined as of the first day of the month that coincides with or immediately follows his or her becoming Totally Disabled ("Disability Benefit"). The Participant may elect, on the appropriate form provided by the Committee, to receive payment of his or her Disability Benefit commencing on the first day of any month coincident with or next following his or her becoming Totally Disabled, but not later than his or her Normal Retirement Date. If the Participant elects to commence receiving benefits before his or her Normal Retirement Date, the monthly benefit amount shall be equal to the Participant's Accrued Benefit reduced to the Actuarial Equivalent of the benefit he or she would have received had the Disability Benefit commenced on the Participant's Normal Retirement Date.

         (d) A Participant who ceased to be an Employee prior to his or her Normal Retirement Date but on or after his or her Early Retirement Date for a reason other than death shall be entitled to receive a monthly benefit equal to his or her Accrued Benefit determined as of the first day of the month that coincides with or immediately follows his or her Early Retirement Date ("Early Retirement Benefit"). The Participant's Early Retirement Benefit shall be payable commencing on his or her Normal Retirement Date. The Participant may, however, elect, on the appropriate form provided by the Committee, to receive payment of his or her Early Retirement Benefit commencing on the first day of any month coincident with or next following his or her Early Retirement Date, but not later than his or her Normal Retirement Date. If the Participant elects to commence receiving benefits before his or her Normal Retirement Date, the monthly benefit amount shall be equal to the Participant's Accrued Benefit reduced to the Actuarial Equivalent of the benefit he or she would have received had the Early Retirement Benefit commenced on the Participant's Normal Retirement Date. For purposes of the foregoing, the Participant's Accrued Benefit derived from his or her Prior Plan Benefit, if any, shall be adjusted in accordance with the early retirement factors set forth in Table 4 on the Attached Appendix A.

         (e) A fully vested Participant who ceases to be an Employee prior to his or her Early or Normal Retirement Date for a reason other than death shall be entitled to receive a monthly benefit equal to his or her Accrued Benefit determined as of the first day of the month that coincides with or immediately follows the date he or she ceases to be an Employee ("Deferred Benefit"). The Participant's Deferred Benefit shall be payable commencing on his or her Normal Retirement Date. The Participant may, however, elect, on the appropriate form provided by the Committee, to receive payment of his or her Deferred Benefit commencing on the first day of any month coincident with or next following the date he or she ceased to be an Employee, but not earlier than the Participant's Early Retirement Date or later than his or her Normal Retirement Date. If the Participant elects to commence receiving benefits before his or her Normal Retirement Date, the monthly benefit amount shall be equal to the Participant's Accrued Benefit reduced to the Actuarial Equivalent of the benefit he or she would have received had the Deferred Benefit commenced on the Participant's Normal Retirement Date. For purposes of the foregoing, the portion of the Participant's Accrued Benefit derived from his or her Prior Plan Benefit, if any, shall be adjusted in accordance with factors set forth in Table 4 on the Attached Appendix A.

         (f) Upon the subsequent termination of employment of a re-employed Participant who was eligible to begin receiving payments under the Plan (whether or not such benefit payments had actually commenced), the Participant's Accrued Benefit shall be re-determined in accordance with the provisions applicable to him or her as of his or her subsequent termination of employment, as if no prior benefit payments had been made. His or her Accrued Benefit, as so re-determined, shall then be reduced by (i) the Actuarial Equivalent of the benefit payments, if any, previously made to such Participant prior to his or her Normal Retirement Date or (ii) in the case of a lump sum payment, the Actuarial Equivalent of the payment other than the portion of the payment attributable to the period (if any) after the Participant's Normal Retirement Date and before he or she was re-employed. The form of payment of any Accrued Benefit to which he or she may thereafter become entitled shall be determined in accordance with the provisions of Article VI without regard to the form in which his or her Accrued Benefit had previously been paid. The Participant's Accrued Benefit as so re-determined shall not be less than the Accrued Benefit he or she was entitled to prior to the resumption of employment.

         (g) For all purposes under the Plan, but subject to Section 6.2, the normal form of payment for a Participant shall be an immediate Qualified Life Annuity.

         Section 6.2 : Survivor Annuity Requirements.

         (a) Applicability. This Section shall apply to all benefits payable from the Plan.

         (b) Qualified Joint And Survivor Annuity. Unless an optional method of distribution is selected, a Participant who is married on his or her Annuity Starting Date shall receive his or her benefits in the form of a Qualified Joint and Survivor Annuity. An optional method of distribution may only be selected or changed pursuant to a Qualified Election made within the Retirement Election Period.

         (c) Qualified Life Annuity. Unless an optional method of distribution is selected, a Participant who is not married on his or her Annuity Starting Date shall receive his or her benefits in the form of a Qualified Life Annuity. An optional method of distribution may only be selected or changed pursuant to a Qualified Election made within the Retirement Election Period.

         (d) Qualified Preretirement Survivor Annuity. If a married, fully vested Participant dies before his or her Annuity Starting Date, such Participant's surviving spouse, if any, shall receive such Participant's benefits in the form of a

Qualified Preretirement Survivor Annuity. Such surviving spouse may direct that the payments under the Qualified Preretirement Survivor Annuity commence within a reasonable time after the Participant's death. An optional method of distribution or beneficiary other than such Participant's surviving spouse may only be selected or changed pursuant to a Qualified Election made within the Preretirement Election Period. For purposes of the foregoing, the surviving spouse must have been married to the Participant throughout the one-year period ending on the date of the Participant's death in order to be eligible to receive a benefit.

         (e) Definitions. For purposes of this Section, the following definitions shall apply:

             (i) "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitled the Participant to such benefit. For purposes of the foregoing sentence, the first day of the first period for which a benefit is to be received by reason of disability shall be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit under Code Section 417(f)(2)(B).

             (ii) "Earliest Retirement Age" shall mean the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

             (iii) "Preretirement Election Period" shall mean, with respect to any Participant, the period that begins on the first day of the Plan Year in which such Participant attains age 35 and ends on the date of such Participant's death. If a Participant separates from service before the first day of the Plan Year in which he or she attains age 35, the Retirement Election Period shall begin on the date of separation with respect to benefits accrued before such separation.

             (iv) "Retirement Election Period" shall mean, with respect to any Participant, the 90-day period that ends on his or her Annuity Starting Date.

             (v) "Qualified Election" shall mean an election to waive the Qualified Joint and Survivor Annuity, the Qualified Life Annuity, or the Qualified Preretirement Survivor Annuity form of benefit. Such election must satisfy the following requirements: (A) it must be in writing; (B) it must be consented to in writing by the Participant's spouse, if he or she is married; (C) it must designate a beneficiary (or a form of benefits) which may not be changed without the consent of the Participant's spouse (or the Participant's spouse's consent must expressly permit the Participant to designate a beneficiary without requiring further consent from the Participant's spouse); (D) such spouse's consent must acknowledge the effect of the election; and (E) such spouse's consent must be witnessed by a Plan representative or a notary public. Spousal consent is not required if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by Regulations. Any consent by a spouse (or establishment that the consent of a spouse cannot be obtained) shall be effective only as to such spouse. A Participant may revoke a prior Qualified Election and choose again to take a Qualified Joint and Survivor Annuity, Qualified Life Annuity, or Qualified Preretirement Survivor Annuity without the consent of his or her spouse, at any time and any number of times, within the applicable election period.

              (vi) "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of such Participant's spouse. Such survivor annuity must be either 50% or 100% of the amount of the annuity payable during the joint lives of the Participant and his or her spouse. A Qualified Joint and Survivor Annuity must be the Actuarial Equivalent of the Plan's normal form of benefit or, if greater, any optional form of benefit.

              (vii) "Qualified Life Annuity" shall mean an annuity for the life of the Participant that is the Actuarial Equivalent of the Plan's normal form of benefit, or, if greater, any optional form of benefit.

              (viii) "Qualified Preretirement Survivor Annuity" shall mean:

                     (A) In the case of a Participant who dies after he or she has attained the Earliest Retirement Age, a survivor annuity that provides the Participant's surviving spouse with the same benefit that would be payable if the Participant had retired on the date before his or her death, and had received an immediate Qualified Joint and 50% Survivor Annuity; and

                     (B) In the case of a Participant who dies on or before he or she has attained the Earliest Retirement Age, a survivor annuity that provides the Participant's surviving spouse with the same benefit that would be payable if the Participant had:

                         (1) separated from service on the date of death;

                         (2) survived to the Earliest Retirement Age;

                         (3) retired with an immediate Qualified Joint and 50%
               Survivor Annuity at the Earliest Retirement Age; and

                         (4) died on the date after the Earliest Retirement Age.

         Payments to a Participant's surviving spouse pursuant to subsection (B) shall begin at such Participant's Earliest Retirement Age unless such surviving spouse elects a later date.

     (f) Information To Participants. A Participant shall be provided with the following information with regard to the applicable Qualified Election:

          (i) With regard to the Qualified Election to waive the Qualified Joint and Survivor Annuity or Qualified Life Annuity form of benefit, a Participant shall be provided with a written explanation of (A) the terms and conditions of the Qualified Joint and Survivor Annuity or Qualified Life Annuity, (B) the Participant's right to elect to waive the Qualified Joint and Survivor Annuity or Qualified Life Annuity form of benefit, (C) the right of the Participant's spouse to consent to any election to waive the Qualified Joint and Survivor Annuity form of benefit, and (D) the right of the Participant to revoke such an election, and the effect of such a revocation. Such written explanation shall be provided to a Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

          (ii) With regard to the Qualified Election regarding the Qualified Preretirement Survivor Annuity form of benefit, a Participant shall be provided with a written explanation of the Qualified Preretirement Survivor Annuity containing comparable information to that required pursuant to subparagraph (i) above. Such written explanation shall be provided to each Participant within whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which such Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which such Participant attains age 35, (B) a reasonable period after such Participant first became a Participant, or (C) a reasonable period after such Participant ceases to be an Employee in the case of a Participant who ceases to be an Employee before attaining age 35.

     (g) Cash-Out Restrictions. Despite the other provisions of this Section, but subject to the next sentence, if, when a Participant's benefits become distributable, the present value of a Qualified Joint and Survivor Annuity, Qualified Life Annuity, or Qualified Preretirement Survivor Annuity is not in excess of $5,000, the Committee may direct that such benefit be distributed as an immediate cash lump sum. No such distribution may be made after a Participant's Annuity Starting Date unless such Participant and his or her spouse (or, in the case of a deceased Participant, the surviving spouse) consent in writing to such distribution.

     (h) The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above provided: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor

Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven-day period that begins the date after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. The Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period as provided for above.

         (i) Special Limitation. Despite any other provision of the Plan, no preretirement death benefit in addition to the Qualified Preretirement Survivor Annuity shall be permitted to the extent such other benefit would violate the incidental benefit rule.

         Section 6.3 : Optional Methods Of Distribution.

         (a) If an optional form of benefit has been selected as set forth in
Section 6.2, a Participant may elect one of the benefit options set forth below. If the present value of such Participant's Accrued Benefit is not in excess of $5,000, the Committee may direct the Trustee to distribute such benefits as an immediate cash lump sum, without such Participant's consent.

         (b) Joint and 50% Survivor Annuity. A monthly benefit payable during the lifetime of the Participant, and upon his or her death, 50% of such monthly benefit payable to his or her surviving spouse for the spouse's lifetime. No benefit shall be payable after the death of the Participant and his or her spouse.

         (c) Joint and 100% Survivor Life Annuity. A monthly benefit payable during the lifetime of the Participant, and upon his or her death, 100% of such monthly benefit payable to his or her surviving spouse for such spouse's lifetime. No benefit shall be payable after the death of the Participant and his or her spouse.

         (d) Period Certain Life Annuity Benefit. This form of benefit provides for monthly payments continuing to the first day of the month in which the Participant's death occurs or the end of the certain period of 60, 120 or 180 months, whichever is later. If the Participant dies before the end of the certain period, payments in the same amount shall be continued to his or her designated beneficiary to the end of such period.

         (e) Optional Temporary Annuity. A Participant whose retirement benefit commences under the Plan before the earliest date on which his primary insurance benefit begins under the Social Security Act may elect to receive an adjusted benefit prior to the first date on which he or she becomes eligible to receive such primary insurance benefit and a reduced benefit thereafter. The adjusted benefit shall be calculated so that his or her retirement benefit payable to the Participant prior to the date on which he or she becomes eligible to receive his or her primary insurance benefit shall be equal as nearly as possible to the sum of (a) the reduced amount payable after such date and (b) the estimated primary insurance benefit payable to the Participant beginning on such date. A Participant may elect this optional temporary annuity by filing a written request with the Committee prior to his or her Normal Retirement Date or Early Retirement Date, if applicable.

         (f) Installments Or Lump Sum Benefits. A United Participant may be eligible for quarterly, semiannual, or annual installments or a lump sum distribution under Section 6.11(B) of the United Plan.

         (g) The complete distribution of a Participant's benefit as provided for above shall constitute full payment and satisfaction of any obligation of the Company, the Trustee or the Committee to such Participant or to the beneficiary of a deceased Participant.

         (h) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence fewer than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations under the Code is given, provided that:

             (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

             (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

         Section 6.4 : Timing Of Distributions.

         (a) Subject only to the survivor annuity requirements set forth in
Section 6.2, the provisions of this Section shall govern the timing of the distribution of a Participant's benefit.

         (b) If a Participant's benefits become distributable because of his or her death or disability, such benefits shall begin to be distributed as soon as is administratively practical after (i) the date specified for the commencement of the applicable benefit in Section 6.1 or 6.2, (ii) the Committee's receipt of written proof of such Participant's death or disability, and (iii) the Committee's approval of such Participant's (or spouse's) properly completed claim for benefits. If a Participant's benefits become distributable for a reason other than his or her death or disability, such Participant's benefits shall begin to be distributed as soon as is administratively practical after (i) the date specified for the commencement of the applicable benefit in Section 6.1 or 6.2 and (ii) the Committee's approval of such Participant's properly completed claim for benefits. Despite the foregoing, and subject to subsections
(c) and (d) below, a Participant's benefits must begin to be distributed no later than 60 days after the latest of the close of the Plan Year in which:

              (i) the Participant attained age 65 (or Normal Retirement Age, if earlier);

              (ii) occurred the tenth anniversary of the year in which the Participant began participation in the Plan; or

              (iii) the Participant terminated his or her employment with the Company.

Despite the foregoing, a Participant may elect a later date on which the distribution of his or her benefit is to begin, in a manner consistent with the applicable Regulations. Any failure by a Participant (or, if he or she is married, such Participant's spouse in the event of such Participant's death or in the event distribution is to be made in a form other than a Qualified Joint and Survivor Annuity) to consent to an immediate distribution of his or her benefit (provided that such benefit is otherwise then immediately distributable pursuant to the foregoing provisions) shall be deemed to be an election to defer distribution to the later of age 62 or such Participant's Normal Retirement Age.

          (c) Despite any other provision of the Plan, one of the following provisions shall apply:

              (i) A Participant's benefit shall be distributed to him or her not later than April 1 of the calendar year following the later of (A) the calendar year in which the Participant attains age 70 1/2; or (B) the calendar year in which the Participant retires, if such Participant is not a 5% Owner with respect to the Plan Year ending in the calendar year in which he or she attains age 70 1/2.

              (ii) Alternatively, distributions to a Participant must begin no later than the date determined under subsection (c)(i) above and must be made, in accordance with the applicable Regulations, over the life of the Participant or over the lives of such Participant and his or her designated beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his or her designated beneficiary).

          (d) If a Participant dies before his or her entire interest has been distributed to him or her, the remaining portion of such Participant's interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

          (e) If a Participant dies before distribution of his or her benefits has begun, the entire benefit of such Participant must be distributed within five years after his or her death.

         (f) For purposes of subsection (e) above, any portion of a Participant's benefits that is payable to or for the benefit of his or her beneficiary shall be treated as distributed on the date on which such distribution begins if:

             (i) such portion will be distributed in accordance with the applicable Regulations over such beneficiary's life (or over a period not extending beyond such beneficiary's life expectancy), and

             (ii) such distribution must begin not later than the date that is one year after the date of such Participant's death (or such later date as the Secretary of the Treasury may by Regulations prescribe). However, if such beneficiary is the Participant's surviving spouse, then the date on which the distribution is required to begin shall be not later than the date on which the Participant would have attained age 70 1/2, and if such spouse dies before the distribution to him or her begins, this subsection shall be applied as if such spouse were the Participant.

         (g) For purposes of subsection (f) above, the life expectancy of a Participant and his or her spouse (other than in the case of life annuity) may be re-determined on an annual or less frequent basis, and under Regulations prescribed by the Secretary of the Treasury, any amount paid to a child of a Participant shall be treated as if it had been paid to such Participant's surviving spouse if such amount will become payable to such spouse upon such child attaining majority (or any other designated event permitted under the applicable Regulations).

         (h) Despite the foregoing provisions, the Committee shall not permit any Participant to receive his or her benefits under a method of distribution that violates the incidental benefit rule.

         (i) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

         Section 6.5: Postponed Retirement. If a Participant continues to be an Employee beyond his or her Normal Retirement Date, his or her corresponding participation in the Plan shall likewise continue. In such case, to the extent permitted by law and the applicable Regulations, the distribution of such a Participant's benefits will be postponed until he or she actually ceases to be an Employee. Such benefits will become distributable as of the Participant's Late Retirement Date.

         Section 6.6: Distributions Due Missing Persons. If the Trustee is unable to distribute any benefit due to a missing Participant or beneficiary, the Trustee shall (i) so advise the Committee and (ii) segregate such benefit from the Trust, in which event such benefit shall participate in the income, gains and losses realized by such segregated Trust Fund. The Committee shall then send a written notice to such Participant or beneficiary at his or her last known address, as reflected in the Company's or Committee's records. If such Participant or beneficiary shall not have presented himself or herself to the Company or to the Committee within three years of the date of such written notice, any undistributed benefit (and any income gains and losses realized by such segregated part) may be applied against and reduce the Company's future contributions to the Plan. Despite the foregoing, if at any subsequent time a valid claim for any undistributed benefit is presented to the Committee, such benefit that was so applied (and any income, gains and losses realized by such segregated part) shall be paid directly by the Company to such claimant.

         Section 6.7: Transfers To Another Qualified Plan. If a Participant who is a distributee of any Eligible Rollover Distribution (as defined below) elects to have such distribution paid directly to an Eligible Retirement Plan and who specifies the Eligible Retirement Plan to which such distribution is to be paid (in such form and at such time as the Committee may prescribe), then such distribution shall be made in the form of a direct trustee-to-trustee transfer to such Eligible Retirement Plan, provided that such Eligible Retirement Plan accepts such a transfer. The foregoing sentence shall apply only to the extent that such Eligible Rollover Distribution would be includable in gross income if not transferred as provided in such sentence (determined without regard to Code Sections 402(c) and 403(a)(4)). For purposes of the foregoing:

         (a) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution under Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible

Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

              (c) A Participant's (i) surviving spouse and (ii) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the surviving spouse, spouse, or former spouse and shall have the same rights as a Participant to make a transfer in accordance with this Section
6.7 as to the interest of the surviving spouse, spouse, or former spouse.

              Section 6.8: Distribution Limitations.

              (a) For purposes of this Section 6.8, the following terms shall have the indicated meaning:

                  (i) "Benefits" means the sum of the Participant's Accrued Benefit and all other benefits to which he or she is entitled under the Plan, but excluding any death benefit provided for by insurance on the Participant's life.

                  (ii) "Restricted Participant" means, with respect to a Plan Year, a Highly Compensated Employee who is a Participant and who, if there are more than 25 Highly Compensated Employees, is one of the 25 Highly Compensated Employees with the highest Total Annual Pay, as defined in subsection (iii) below. An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he or she satisfies the conditions of the previous sentence in such subsequent Plan Year. If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

                  (iii) "Total Annual Pay" means, with respect to any Plan Year:

                         (A) In the case of a Highly Compensated Employee who is not currently an Employee, the greater of his or her Earnings for the Plan Year in which he or she ceased to be an Employee, or his or her Earnings for the Plan Year immediately preceding that Plan Year, and

                         (B) In the case of a Highly Compensated Employee who is currently an Employee, the greater of his or her Earnings for the Plan Year in question or for the prior Plan Year.

              (b) Subject to subsection (c) below, a Restricted Participant may not receive his or her benefits under this Plan in the form of a single lump sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of such Participant under a single life annuity that is the Actuarial Equivalent of his or her benefits (other than the benefits described in subsection (c)(iii) below).

           (c) The limitation of subsection (b) above shall not apply:

               (i) to any payment, if the value of Plan assets after such payment equals or exceeds 110% of the value of the Plan's "current liabilities" (within the meaning of Section 412(l)(7) of the Code); or

               (ii) if the value of the Restricted Participant's benefit is less than 1% of the value of such current liabilities, or

               (iii) to payment of benefits attributable to transferred balances from defined contribution plans or to employee contributions.

           (d) In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Section 6.8 are not necessary for the Plan to meet the requirements of
Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan.

           (e) Notwithstanding the foregoing, the limitations of subsection (b) above shall not apply to any Restricted Participant otherwise subject thereto who enters into a prior written agreement with the Committee to the effect that if the Plan is terminated and distribution of benefits has been or will be made to such Participant regardless of the limitation of subsection (b) above, such Participant (or, in the case of his or her death, his or her estate or representatives) shall repay to the Trustee a sum equal to the total amounts by which his or her benefits under the Plan shall exceed benefits determined under the preceding limitation ("Restricted Benefits"). As security for the repayment of the Restricted Benefits, such written agreement shall:

               (i) Require the Participant to deposit with a Financial Institution acceptable to the Committee, property having a fair market value equal at least to 125% of the amount of the restricted benefits;

               (ii) Require such Participant, at any time that the fair market value of the property falls below 110% of the amount of the Restricted Benefits, to deposit additional property with the Financial Institution to bring the value of all property held by the Financial Institution up to 125 % of such amount; or

               (iii) Contain a provision prohibiting the Financial Institution from returning any property to such Participant (or his or her estate or representatives) except upon receipt of a certification of the Committee that such property is no longer required as security for the repayment of the obligation of the Participant.

Notwithstanding the foregoing, the requirements of subsections (i) and (ii) of the preceding sentence shall be satisfied to the extent that the Participant deposits with a Financial Institution acceptable to the Committee any combination of the following property: Cash, U.S. Treasury bills, shares in money market mutual funds, a bank letter of credit, and/or federally insured savings accounts or certificates, or certificates of deposit, in a face or principal amount equal to 100% of the amount of the restricted benefits, or the portion thereof secured by such property. In lieu of the written agreement described above, the Restricted Participant may enter into any other written agreement with the Committee for the repayment of the Restricted Benefits which is determined to be acceptable by ruling of the Internal Revenue Service.

           Section 6.9: Limitations On Benefits.

           (a) Despite any other provision of the Plan, no Participant's aggregate annual benefit payable under this Plan and any other Defined Benefit Plan maintained by the Company or an Affiliated Company (determined as if such annual benefit were payable annually in the form of a straight life annuity, with no ancillary benefits) shall exceed the lesser of (1) $90,000, or (2) 100% of such Participant's average Earnings for the three consecutive Plan Years during which he or she was a Participant and had the greatest average Earnings from the Company. Such maximum benefit limit shall be adjusted as follows:

               (i) If the payment of benefits begins after a Participant's Social Security Retirement Age, such $90,000 limit shall be adjusted to an amount that is the actuarial equivalent of a benefit equal to such limit that begins at such Participant's Social Security Retirement Age. Despite any other provision of the Plan, the interest rate used to determine such actuarial equivalent shall be the lesser of the interest rate assumption under the Plan or an assumption of 5% per annum.

               (ii) If the payment of benefits begins before a Participant's Social Security Retirement Age, such $90,000 limit shall be adjusted to an amount that is the actuarial equivalent of a benefit equal to such limit that begins at such Participant's Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in such a manner as the Secretary of the Treasury may prescribe that is consistent with the reduction for old age benefits commencing before the Social Security Retirement Age under the Social Security Act. Despite any other provision of the Plan, the interest rate used to determine such actuarial equivalent shall be the greater of the interest rate assumption under the Plan or an assumption of 5% per annum.

               (iii) For all purposes of this Section 6.9, such $90,000 limit shall be adjusted by the Adjustment Factor in such manner as specified by the Secretary of the Treasury. However, such increases shall not become effective before the year to which they relate.

               (iv) Such maximum benefit limit shall not be deemed exceed if a Participant's retirement benefits under the Plan and under all other Defined

     Benefit Plans of the Company do not exceed $10,000 annually, and the Participant has never participated in a Defined Contribution Plan maintained by the Company.

           (b) If a Participant has completed less than ten years of participation in the Plan, the limitation referred to in subsection 6.9(a)(1) above shall be such limitation, multiplied by a fraction, the numerator of which is the actual number of years of participation (or part thereof) of the Participant, and the denominator of which is ten. If a Participant has completed less than ten Years of Service, then the limitations referred to in subsection 6.9(a)(2) above and 6.9(a)(iv) above shall be such limitations, multiplied by a fraction, the numerator of which is the actual number of Years of Service (or part thereof) completed by the Participant, and the denominator of which is ten. Despite the foregoing two sentences, in no event shall the limitations contained in such sentences reduce the limit set forth in subsection (a) above to an amount less than one-tenth of such limitation, determined without regard to this subsection (b).

           Section 6.10: Determination Of Present Value.

           (a) For the purpose of determining the present value (or single lump sum equivalent) of (i) a Participant's Accrued Benefit; (ii) a Qualified Joint and Survivor Annuity; (iii) a Qualified Preretirement Survivor Annuity; or (iv) Qualified Life Annuity, the present value of such benefit shall not be less than the present value calculated by using the Applicable Mortality Table and the Applicable Interest Rate.

           (b) In no event shall the present value of any such benefit determined under this Section 6.10 be less than the greater of:

               (i) the present value of such benefits determined under the Plan's provisions for determining the present value of accrued benefits other than this Section 6.10; or

               (ii) the present value of such benefits determined using the Applicable Mortality Table and the Applicable Interest Rate.

           Section 6.11: Coordination With Limitations On Contributions And Benefits. In no event shall the amount of any benefit or annuity determined under Section 6.10 above exceed the maximum benefit permitted under Section 415 of the Code.

                                   ARTICLE VII
                           TOP-HEAVY PLAN LIMITATIONS

           Section 7.1: Application Of Top-Heavy Rules. If the Plan is or becomes a Top-heavy Plan, the limitations and requirements contained in this Article shall apply and shall supersede any conflicting provision of the Plan.

           Section 7.2: Definitions.

           (a) Top-heavy Plan. A "Top-heavy Plan" shall mean, with respect to any Plan Year, (i) any Defined Benefit Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Present Value of Accrued Benefits under such plan for Key Employees exceeds 60% of the total Present Value of Accrued Benefits under such plan for all participants in such plan; and (ii) any Defined Contribution Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Aggregate Accounts of Key Employees under the plan exceeds 60% of the total Aggregate Accounts of all participants under such plan. Each plan of the Company required to be included in an Aggregation Group shall be treated as a Top-heavy Plan if the Aggregation Group is a Top-heavy Group.

           (b) Top-heavy Group. A "Top-heavy Group" shall mean any Aggregation Group if the sum of (i) the total Present Value of Accrued Benefits for Key Employees under all Defined Benefit Plans included in the Aggregation Group (determined as of the Determination Date for each such plan), and (ii) the total Aggregate Accounts of Key Employees under all Defined Contribution Plans included in the Aggregation Group (determined as of the Determination Date for each such plan) exceeds 60% of a similar sum determined for all participants in such plans. For purposes of determining whether the plans in a Top-heavy Group exceed the foregoing 60% test, the plans shall be aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

           (c) Aggregation Group. An "Aggregation Group" shall mean each plan of the Company or of an Affiliated Company in which a Key Employee is a participant, and each plan of the Company or of an Affiliated Company that enables the plan(s) containing a Key Employee to meet the anti-discrimination requirements of Code Sections 401(a)(4) or 410, including terminating or terminated plans maintained within the last five years ending on the Determination Date that would, but for such plan(s) termination, be part of the Aggregation Group. The Company can elect to include in the Aggregation Group any plan not otherwise required to be included, if such group, after such election, would continue to meet the anti-discrimination requirements of Code Sections 401(a)(4) and 410; provided, however, that any such plan will not be otherwise deemed a Top-heavy Plan by reason of such election.

           (d) Determination Date. With respect to any plan year, "Determination Date" shall mean the last day of the preceding plan year or, in the case of the first plan year of any plan, the last day of such plan year.

           (e) Present Value Of Accrued Benefit: A participant's "Present Value of Accrued Benefit" as of any Determination Date shall be calculated:

               (i) as of the most recent valuation date ("Valuation Date") which is within the 12-month period ending on such Determination Date;

               (ii) for the first plan year, as if (1) the participant terminated service as of the Determination Date, or (2) the participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefit as of the Determination Date;

               (iii) for any other plan year, as if the participant terminated service as of the Valuation Date; and

               (iv) using the interest rate and mortality assumptions set forth in the Defined Benefit Plan.

               (v) Solely for the purposes of determining if the Plan, or any other plan included in the Aggregation Group, is a Top-heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and all Affiliated Companies, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

For the foregoing purposes, the Valuation Date must be the same valuation date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that year.

           (f) Aggregate Account: A participant's "Aggregate Account" shall be determined as follows:

               (i) For Defined Contribution Plans not subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                     (A) such participant's account balance as of the most recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date; plus

                     (B) an adjustment for contributions due as of such Determination Date. Such adjustment is generally the amount of any contributions actually made after the Valuation Date but before the

           Determination Date. In the first plan year, such adjustment shall also reflect any contributions actually made after the Determination Date that are allocated as of a date in that first plan year.

               (ii) For Defined Contribution Plans subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                     (A) such participant's account balance as of the most recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date, including contributions that would be allocated as of a date not later than such Determination Date; plus

                     (B) an adjustment for contributions due as of such Determination Date. Such adjustment shall reflect the amount of any contribution actually made (or due to be made) after the Valuation Date but before the expiration of the extended payment period described in Code Section 412(c)(10).

           (g) Key Employee. "Key Employee" shall mean any participant of any plan maintained by the Company or an Affiliated Company who, at any time during the plan year or any of the four preceding plan years, was:

               (i) an officer of the Company or an Affiliated Company whose annual Compensation exceeds 50% of the amount in effect under Code Section 415(b)(1)(A) for any such plan year (provided, however, that no more than 50 employees (or, if lesser, the greater of three employees or 10% of all employees) shall be treated as officers; provided further, however, that if the total number of officers exceeds this numerical limitation, only the highest compensated officers shall be included);

               (ii) one of the ten employees who (1) has annual Compensation for a plan year greater than the dollar limitation in effect under Code
      Section 415(c)(1)(A) for the calendar year in which such plan year ends, and (2) owns (or is considered to own under Code Section 318) both more than a 1/2% interest and the largest interests in the Company or an Affiliated Company;

               (iii) a 5% Owner of the Company or an Affiliated Company; or

               (iv) a 1% Owner of the Company or an Affiliated Company whose annual Compensation exceed $150,000, or such other amount as may be allowed under Code Section 416(i) and the applicable Regulations.

In making this determination of a 5% Owner and a 1% Owner for purposes of this Section, (i) the Code Section 318(a)(2) corporate attribution rules, as modified by Code Section 416(i)(1)(B)(iii), shall apply, and (ii) the business aggregation rules of

Code Section 414 shall not apply. For purposes of the foregoing definition, (i) the beneficiary of a Key Employee shall be treated as a Key Employee, and (ii) the beneficiary of a former Key Employee shall be treated as a former Key Employee.

           (h) Non-Key Employee. "Non-Key Employee" shall include any Participant who is not a Key Employee, including any Participant who is a former Key Employee.

           Section 7.3: 60% Test - Special Rules. For purposes of applying the 60% test described in Section 7.2(a), the following special rules shall apply:

           (a) Participant Contributions. Benefits derived from both Participant contributions (whether voluntary or mandatory, but not deductible contributions) and the employer's contributions shall be considered.

           (b) Previous Distributions. In determining the Present Value of Accrued Benefit or the Aggregate Account of any participant under any plan (or plans that form the Aggregation Group), such present value or account shall be increased by the aggregate of distributions made to such participant from such plan (or plans forming the Aggregation Group) during the five-year period ending on the Determination Date. For this purpose, "participant" shall include an employee who is no longer employed by the Company or an Affiliated Company. Despite the foregoing, any distribution to a participant that is made after the Valuation Date and before the Determination Date for any plan year shall not be considered a distribution to the extent it is already included in such participant's Present Value of Accrued Benefit or Aggregate Account as of such Valuation Date.

           (c) Rollover Contributions. Rollover contributions shall be treated as follows:

               (i) The following rules shall apply to related rollovers and plan-to-plan transfers (ones either not initiated by the participant or made to a plan maintained by the Company or any Affiliated Company). If the plan provides such rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section 7.3. If the plan receives such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account, regardless of the date on which such rollover or plan-to-plan transfer was received.

               (ii) The following rules shall apply to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by a participant and made from a plan maintained by one employer to a plan maintained by another employer). If the plan provides such rollover or plan-to-plan transfer, it shall always consider such rollover or plan-to-plan transfer as a distribution for purposes of this Section 7.3. If the plan receives such rollover or plan-to-plan transfer, it shall not consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account if it was accepted after December 31, 1983.

           (d) Change Of Status. The accrued benefit or account of a participant who was formerly a Key Employee, but who ceased to be a Key Employee in any plan year, will not be taken into account for such plan year.

           (e) No Service For Last Five Years. If any individual has not performed services for the employer maintaining the plan during the five-year period ending on the Determination Date, the accrued benefit or account of such individual shall not be taken into account.

           Section 7.4: Minimum Vesting Requirement.

           (a) If the Plan is a Top-heavy Plan, the top-heavy vesting schedule set forth below shall apply:

               Three-Year Cliff Vesting. Each Participant who has completed three Years of Service with the Company shall be 100% vested in his or her Accrued Benefit.

           (b) Despite the foregoing, if the Plan becomes a Top-heavy Plan, any portion of a Participant's Accrued Benefit that was nonforfeitable before the Plan became a Top-heavy Plan shall remain nonforfeitable.

           (c) If the Plan ceases to be a Top-heavy Plan, the Plan shall nevertheless continue to apply the top-heavy vesting schedule then in effect.

           Section 7.5: Minimum Benefit Requirement.

           (a) Subject only to subsections (b) and (c) immediately below, for any Plan Year in which the Plan is a Top-heavy Plan, each Non-Key Employee who has completed a Year of Service during such Plan Year will accrue a minimum nonforfeitable benefit of not less than the Applicable Percentage multiplied by his or her average Compensation for the five consecutive years for which such Participant had the highest compensation. Such benefit shall be provided solely by the Company's contributions and expressed as a straight life annuity (with no ancillary benefits) commencing at Normal Retirement Age. The "Applicable Percentage" is the lesser of (i) 2% multiplied by the number of such Participant's Years of Service (disregarding Years of Service when the Plan was not Top-heavy and Years of Service completed in Plan Years that began before January 1, 1984), or (ii) 20%. This minimum benefit shall be determined without regard to any benefit provided under Social Security or any other federal or state law. This minimum benefit shall accrue even though, under the other provisions of the Plan, such Participant would not otherwise be entitled to accrue a benefit, or would have received a smaller accrual for the Plan Year, because (1) such Participant fails to make a mandatory contribution to the Plan, (2) such Participant's Earnings are less than the Plan's stated amount, (3) such Participant is not employed by the Company on the last day of the Plan Year, or (4) the Plan is integrated with Social Security.

          (b) For Plan Years beginning on or after January 1, 1985, any Company contribution that is attributable to a salary reduction or similar arrangement shall be considered for purposes of satisfying the minimum contribution required by this Section. For Plan Years beginning on or after January 1, 1989, elective contributions on behalf of Key Employees are taken into account in determining the minimum required contribution under Code Section 416(c)(2), but such contributions on behalf of Non-Key Employees may not be treated as employer contributions for purposes of the minimum contribution or benefit requirements of Code Section 416.

          (c) If the Company maintains one or more qualified plans in addition to the Plan, and if the Plan is a Top-heavy Plan, then in accordance with the applicable Regulations, only one such plan need be designated by the Company to provide the minimum benefit provided for in this Section.

                                  ARTICLE VIII
                                  THE COMMITTEE

          Section 8.1: Members.

          (a) The Committee shall consist of the number of members designated by the Board of Directors, and such members shall be appointed by the Board of Directors. Its members shall serve at the pleasure of the Board of Directors. A person so appointed shall become a member by filing a written notice of acceptance with the Board of Directors. A member of the Committee may resign by delivering a written notice of resignation to the Board of Directors. The Board of Directors may remove any member of the Committee by delivering a written notice of such removal to him or her. A resignation or removal shall be effective on the date specified in such notice or resolution. The Trustee shall be promptly notified by the Board of Directors of any change in the membership of the Committee, and shall be supplied with specimen signatures of each Committee member.

          (b) Vacancies in the membership of the Committee shall be filled promptly by the Board of Directors. If the Company is not in existence when a vacancy in the Committee membership arises, such vacancy shall be filled as follows, in the indicated order of priority:

          1st: The remaining member(s) of the Committee shall appoint new member(s) to fill all vacancies.

          2nd: A majority of the adults then entitled to benefits from the Plan shall appoint new member(s) to fill all vacancies. If such an adult is not able to participate in such appointment, then his or her spouse, if any, shall act for him or her. If there is no such spouse, then such adult's guardian or conservator shall act for him or her.

          3rd: If vacancies on the Committee are not filled pursuant to the foregoing, then a court of competent jurisdiction shall fill such vacancies. The Trust shall pay the expenses incurred in connection with such court appointment.

          Section 8.2: Committee Action.

          (a) The Committee shall choose a Secretary and an Assistant Secretary (either of whom is referred to below as the "Secretary") who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to the vote of a majority, or pursuant to the written consent of a majority, of its members. A quorum of the Committee shall consist of three members. Any two Committee members may sign any certificate or other document on behalf of the Committee. The Trustee and all other persons dealing with the Committee may conclusively rely upon any certificate or other document that is signed by at least two members of the Committee and that purports to have been duly authorized by the Committee.

          (b) A member of the Committee shall not vote or act upon any matter that relates solely to himself or herself as a Participant. If a matter arises affecting one member of the Committee as a Participant and the other members of the Committee are unable to agree on the disposition of such matter, the Board of Directors shall appoint a substitute member of the Committee in the place and stead of the affected member, for the sole purpose of passing upon and deciding that particular matter. If the Company is not in existence then, such substitute member of the Committee shall be appointed in the manner provided for in this Article when there is a vacancy in the Committee's membership.

          Section 8.3: Rights And Duties.

          (a) Except as otherwise set forth in subsection (b), (c) and (d) below, all fiduciary responsibility respecting the management or administration of the Plan and its assets are vested in the Committee, and the Committee shall be the Named Fiduciary with respect to the Plan's assets, and the "administrator" of the Plan as defined in Section 3(16)(A) of ERISA.

          (b) The Trustee shall (i) have custody of the Plan's assets, (ii) have the powers designated in the trust document and (iii) be the Named Fiduciary with respect to the custody of the Plan's assets.

          (c) The Committee may designate one or more Investment Managers (including the Trustee, if the Trustee is authorized to be an Investment Manager) to manage the investment of the Plan's assets, and such Investment Manager(s) shall be the Named Fiduciary with respect to the management and investment of the Plan's assets.

          (d) The Committee may designate one or more persons or entities to carry out any of its functions under the Plan, other than those of managing and controlling the Plan's assets, which may only be done pursuant to subsections
(b) or (c) immediately above.

          (e) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, and shall be charged with the general administration of the Plan, except to the extent that powers are retained by the Company. The Committee shall have the discretion and authority to interpret the Plan. The Committee's powers shall include (without limitation) the power and discretion:

               (i) to determine all questions relating to the eligibility of Employees to participate in the Plan;

               (ii) to determine, compute and certify to the Trustee the amount and kind of benefits payable to the Participants and their Beneficiaries;

               (iii) to authorize all disbursements by the Trustee from the Trust;

               (iv) to direct the Trustee with respect to all investments of the principal or income of the Trust (if an Investment Manager has not been appointed) and with respect to other matters concerning the Trust's assets;

               (v) to maintain all the necessary records for the administration of the Plan, other than those maintained by the Trustee; and

               (vi) to adopt, amend, and interpret rules for the administration or regulation of the Plan that are not inconsistent with its terms and the applicable law and Regulations.

          (f) Members of the Committee and other Fiduciaries shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. Subject to any right of Participants to direct how their Accounts will be invested and other provisions of the Plan, the Committee shall diversify the Plan's investments so as to minimize the risk of large losses, unless, under the circumstances, it is clearly prudent not to do so, or unless the Plan specifically provides for the acquisition and holding of qualifying employer real property or securities, as defined in Sections 407(d)(4) and (5) of ERISA.

          (g) A member of the Committee or other Fiduciary shall be liable for a breach of fiduciary responsibility of another member or another Fiduciary only if:


               (i) such member or Fiduciary participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other member or Fiduciary, knowing that such act or omission is a breach;

               (ii) such member or Fiduciary has enabled such other member or Fiduciary to commit a breach by virtue of his or her failure to comply with the duty of care set forth above in the administration of such member's or Fiduciary's own responsibilities as a Fiduciary; or

               (iii) such member or Fiduciary has knowledge of a breach by such other member or Fiduciary, unless such member or Fiduciary makes reasonable efforts under the circumstances to remedy such breach.

          Section 8.4: Information. To enable the Committee to perform its functions, the Company shall supply complete and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, or the cause for termination of employment, and such other pertinent information as the Committee may require. The Committee shall advise the Trustee of such of the foregoing information as may be pertinent to the Trustee's administration of the Trust.

          Section 8.5:  Compensation, Indemnity And Liability.

          (a) The members of the Committee shall serve without compensation for their services. No member of the Committee or other Fiduciary need be bonded, except as required by federal or state law or regulation. The Committee is authorized to employ such legal counsel or other persons as it may deem advisable to assist it in the performance of its duties under the Plan.

          (b) The Company shall indemnify and hold each member of the Committee harmless against any and all expenses and liabilities arising out of membership on the Committee (including reasonable attorneys' fees and disbursements), excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence. The provisions of this subsection shall survive the termination of the Plan and the resignation or removal of the Committee member who is entitled to the indemnity.

          Section 8.6: Administrative Expenses Of The Plan. All expenses of administering the Plan shall by paid by the Trustee and shall be a charge against the trust estate, except to the extent that such expenses may be paid by the Company. The expense of maintaining errors and omissions liability insurance, if any, covering members of the Committee, the Trustee, or any other Fiduciary shall be paid by the Company.

          Section 8.7: Resignation And Removal Of The Investment Manager.

          (a) An Investment Manager may resign at any time by delivering to the Board of Directors a written notice of resignation. Such resignation shall take effect on the date specified in such notice, which shall not be less than 30 days after the notice is delivered, unless such 30-day period is waived by the Board of Directors. If the Company is not in existence when an Investment Manager resigns, then such written notice shall be delivered to the person(s) or court entitled to appoint a successor Investment Manager.

          (b) An Investment Manager may be removed by the Company by delivering to such Investment Manager a written notice of removal. Such removal shall take effect on the date specified in such notice, which shall not be less than 30 days after the notice is delivered, unless such 30-day notice is waived by such Investment Manager.

          (c) The Company, upon receiving a notice of resignation from an Investment Manager, or upon giving a notice of removal to an Investment Manager, shall promptly appoint a successor Investment Manager, if needed. Otherwise, the continuing Investment Manager(s) shall serve as the Investment Manager. Upon the Company's failure or refusal to appoint such a successor Investment Manager within 30 days after such a notice of resignation or removal is given, then, if there is no Investment Manager serving, the Committee, or if there is no Committee, a majority of the Participants, shall nominate a successor Investment Manager. If no successor Investment Manager is appointed pursuant to the foregoing, then, whenever there is no Investment Manager serving, a court of competent jurisdiction shall appoint such a successor Investment Manager. The Trust shall pay the expenses incurred in connection with such court appointment.

          (d) Any successor Investment Manager appointed as provided for above may qualify by signing and delivering to the Board of Directors (if the Company exists then) a document in which such successor Investment Manager accepts such appointment, and, upon such delivery, such successor Investment Manager, without further act, shall become vested with all discretions and duties of the predecessor Investment Manager with like effect as if originally named as an Investment Manager. If the Company does not exist when a successor Investment Manager qualifies, the document mentioned above shall be kept with the Trustee's records for the Trust.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

          Section 9.1: Amendments. The Board of Directors may amend the Plan from time to time, and may amend or cancel any such amendment. Each amendment must be set forth in a document that is signed by the Board of Directors, and the Plan shall be deemed to have been amended in the manner and at the time set forth in such document, and all Participants shall be bound by it. Despite the foregoing, any such amendment shall be subject to the following provisions:

          (a) No amendment shall be effective that attempts to cause any asset of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except for such changes, if any, that are required to permit the Plan to meet the applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company.

          (b) No amendment shall have any retroactive effect that would deprive any Participant of any benefit already vested, nor shall the vesting provisions of the Plan be amended, unless each Participant with at least three Years of Service is permitted to elect to continue to have the prior vesting provisions apply to him or her, except for such changes, if any, that are required to permit the Plan to meet applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company. Any such election must be made during the period beginning with the date the amendment is adopted and ending 60 days after the latest of:

               (i)    the date the amendment is adopted;

               (ii)   the date the amendment becomes effective; or

               (iii) the date on which the Participant receives written notice of the amendment from the Company or the Committee.

          (c) No amendment shall create or effect any discrimination in favor of Participants who are highly compensated Employees.

          (d) No amendment shall increase the duties or liabilities of the Trustee without the Trustee's written consent.

          (e) No amendment shall decrease any Participant's Accrued Benefit or eliminate an optional form of distribution.

          Section 9.2: Discontinuance Of Plan.

          (a) The Company expects that the Plan and the Company's contributions under it will be continued indefinitely, and the Trust is irrevocable. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the Company reserves the right to reduce, temporarily suspend, or discontinue contributions under the Plan if, and to the extent, permitted under ERISA or the Code. Upon a complete discontinuance of the Company's contributions, the interest of each Participant in each of his or her Accrued Benefit shall become 100% vested, if it is not already fully vested. In addition, upon a partial termination (within the meaning of Code Section 411(d)(3)), the interest of each affected Participant in each of his or her Accrued Benefit shall become 100% vested, if it is not already fully vested.

          (b) The Board of Directors may terminate the Plan at any time upon delivering a written notice to the Trustee. Upon the Plan's termination, the interest of each Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested. Upon the termination of the Plan, the Committee shall, as is necessary, direct the Trustee to liquidate the Trust's assets. After such liquidation, the Committee shall make, after deducting the estimated expenses of such liquidation and distribution, the allocations required under the Plan as though the date when such liquidation was completed were an Anniversary Date. After receiving appropriate instructions from the Committee, the Trustee shall promptly distribute the Trust's assets in accordance with subsection (d) below.

          (c) The Plan shall automatically terminate upon the happening of any of the following events:

               (i)    adjudication of the Company as a bankrupt;

               (ii) general assignment by the Company to or for the benefit of creditors; or

               (iii)  dissolution of the business of the Company,

provided, however, that the Plan may be continued by any successor business organization or any business organization into which the Company is merged or consolidated that employs some or all of the Participants, if such business organization agrees with the Trustee in writing to accept the obligations of the Plan and to continue it in full force and effect in accordance with Section 11.10.

          (d) In the event of the termination, either complete or partial, of the Plan, the Committee shall allocate the assets of the Plan available to provide benefits among the Participants and Beneficiaries affected by the Plan termination, and shall liquidate the pension obligations to such retired Participants and Beneficiaries at their then Actuarial Equivalent value by a lump sum payment in cash to them from the Trust, or by using the Trust to purchase annuities for them, or otherwise as the Committee shall determine in the following order:

          First: In the case of the benefit of a Participant or beneficiary which was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least. This lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period.

          Second: In the case of a Participant's or beneficiary's benefit (other than a benefit described in priority category Second) which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of the three-year period and if his or her benefits had commenced (in the normal form of payment under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the such benefit would be the least.

          Third: To all other benefits (if any) of individuals under the Plan guaranteed by the Pension Benefit Guaranty Corporation determined without regard to prior plan terminations.

          Fourth:     To all other nonforfeitable benefits under the Plan.

          Fifth:      To all other benefits under the Plan.

          Sixth: Any residual assets of the Plan may then be distributed to the Company, if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied, and the distribution does not contravene any provision of law.

          Section 9.3: Failure To Contribute. The Company's failure to contribute to the Trust for any Plan Year shall not, of itself, be a discontinuance of contributions to the Plan.

                                   ARTICLE X
                                CLAIMS PROCEDURE

          Section 10.1: Presentation Of Claim. Any Participant or beneficiary of a deceased Participant or duly authorized representative of either (such Participant or beneficiary or duly authorized representative being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts (i) credited to (or deducted from) such Claimant's Accounts, or (ii) distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the benefit determination desired by the Claimant.

          Section 10.2: Notification Of Decision. The Committee shall consider a Claimant's claim within a reasonable time, but not later than 90 days after receipt of the claim by the Plan, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. Once the benefit determination is made in accordance with the foregoing, the Committee shall notify the Claimant in writing:

          (a) that the Claimant's requested benefit determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion adverse, in whole or in part, to the Claimant's requested benefit determination. The Committee's notice of adverse benefit determination must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (i) the specific reason(s) for the adverse benefit determination;

               (ii) reference to the specific provisions of the Plan upon which such adverse benefit determination was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) a description of the Plan's claim review procedures set forth in Section 10.3 and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

          Section 10.3: Review Of A Denied Claim. Within 60 days after receiving a notice from the Committee of an adverse benefit determination, a Claimant may file with the Board of Directors a written request for a review of such adverse determination. Thereafter, but not later than 30 days after the review procedure began, the Claimant:

          (a) may submit written comments, documents, records, and other information relating to the claim for benefits;

          (b) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and/or

          (c) may request a hearing, which the Board of Directors, in its discretion, may grant.

The Board of Directors shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          Section 10.4: Decision On Review. The Board of Directors shall render its decision on review within a reasonable time, and not later than 60 days after the receipt of the Claimant's review request, unless a hearing is held or other special circumstances require additional time, in which case the Board of Directors' decision must be rendered within 120 days after the receipt of the Claimant's review request. If the Board of Directors determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Board of Directors expects to render the benefit determination on review. The Board of Directors' decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) reference to the specific Plan provisions upon which the decision was based;

          (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits;

          (d) a statement of the Claimant's right to bring an action under ERISA Section 501(a) concerning an adverse benefit determination; and

          (e)  such other matters as the Board of Directors deems relevant.

For purposes of this Article, a document, record, or other information shall be considered "relevant" to a Claimant's claim if such document, record, or other information was relied upon in making the benefit determination; was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or demonstrates compliance with the administrative processes and safeguards required under ERISA in making the benefit determination.

                                   ARTICLE XI
                                  MISCELLANEOUS

          Section 11.1: Contributions Not Recoverable. Subject to the next two sentences, it shall be impossible for any part of the Trust's principal or income to be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. Despite any other provision of the Plan, the Company shall be entitled to recover (within one year of the specified event):

          (a) any contribution made to the Trust if (i) the Commissioner of Internal Revenue, or his delegate, determines that the Plan and the Trust do not meet the applicable requirements of the Code upon their initial qualification, with the result that the Trust is not exempt from federal income tax, (ii) such contribution was conditioned on such initial qualification of the Plan and Trust, (iii) the application for determination of such initial qualification was made within the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan and Trust was adopted, or such later date as the Secretary of the Treasury may prescribe, and (iv) such contribution is returned to the Company within one year after the date the initial qualification is denied;

          (b) any contribution by the Company that was made by a mistake of fact, provided that such contribution is returned to the Company within one year of the contribution;

          (c) any contribution by the Company (or any portion of it) that was disallowed by the Internal Revenue Service as a deduction, provided that such contribution (or such portion of it), to the extent disallowed, is returned to the Company within one year of the disallowance of the deduction; and

          (d) upon termination of the Plan, any residual assets under
Section 9.2.

          Subsections (b) and (c) above shall be operative only if, and to the extent, expressly authorized by the applicable Regulations, or a Revenue Ruling, Revenue Procedure, or other official promulgation of the Internal Revenue Service.

          Section 11.2: Limitation On Participants' Rights. Participation in the Plan and Trust shall not give any Employee the right to be retained in the Company's employ or any right or interest in the Trust other than as provided in the Plan. The Company reserves the right to dismiss any Employee without any liability for any claim against the Trust (except to the extent provided in the Plan) or against the Company. All benefits payable under the Plan shall be provided solely from the assets of the Trust.

          Section 11.3: Receipt Or Release. Any payment to any Participant or beneficiary pursuant to the Plan shall, to the extent of it, be in full satisfaction of all claims against the Trustee, the Committee, Board of Directors, and the Company, and the Committee may require such Participant or beneficiary, as a condition precedent to such payment, to sign a receipt and release to such effect.

          Section 11.4: Nonassignability.

          (a) None of the benefits, payments, proceeds or claims of any Participant or beneficiary shall be subject to any claim of any creditor and, in particular, they shall not be subject to attachment or garnishment or other legal process by any creditor. In addition, no Participant or beneficiary shall have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise, under the Plan.

          (b) Any restriction or prohibition against the assignment or alienation of benefits under the Plan shall not apply to a (i) "qualified domestic relations order" ("QDRO"), as that term is defined in Code Section 414(p), or (ii) a benefit reduction or offset in accordance with Code Section 401(a)(13)(C). To the extent provided in any QDRO, a former spouse of a Participant may be treated as the spouse or surviving spouse of such Participant for all purposes under the Plan.

          Section 11.5: Governing Law. The Plan and the Trust shall be construed, administered, and governed in all respects under and by applicable federal law and, if they are not inconsistent with federal law, the laws of the State of California. If any provision is susceptible to more than one interpretation, the controlling interpretation shall be the one that is consistent with the Plan being a qualified plan under Code Section 401. If any provision of the Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the other provisions shall continue to be fully effective.

          Section 11.6: Headings. Headings and subheadings in the Plan are inserted for convenience of reference only, and they are not to be considered in construing the provisions of the Plan.

          Section 11.7: Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same document, which may be sufficiently evidenced by any one counterpart.

          Section 11.8: Successors And Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties to it, and their successors and assigns.

          Section 11.9: Gender And Number. As used in the Plan, the masculine, feminine and neuter gender, and the singular and plural number, each include the other(s), unless the context indicates otherwise.

          Section 11.10: Merger, Consolidation Or Transfer Of Plan Assets. The Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan (the "new plan") unless each Participant would receive in such new plan a benefit immediately after such merger, consolidation or transfer, if such new plan were then terminated, that is equal to, or greater than, the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer, if the Plan had been terminated then.

          Section 11.11: Joinder Of Parties. In any action or other judicial proceeding affecting the Plan, it shall be necessary to join as parties only the Trustee, the Committee and the Company, and no Participant or other person having an interest in the Plan shall be entitled to any notice or service of process.

          Section 11.12: The Trust. This Plan and the Trust are both part of and constitute a single integrated employee benefit plan and trust and shall be construed together.

         Section 11.13 Special Requirements For USERRA. Despite any other provision of the Plan:

         (a) An Employee re-employed under Chapter 43 of Title 38, United States Code ("USERRA") shall not incur a Break in Service by reason of such Employee's period of Qualified Military Service.

         (b) Each period of Qualified Military Service served by an Employee shall, upon reemployment under USERRA with the Company, constitute service with the Company for the purpose of determining the nonforfeitability of the Employee's accrued benefits under the Plan and for the purpose of determining the accrual of benefits under the Plan.

         (c) An Employee re-employed under USERRA shall be entitled to accrued benefits that are contingent on the making of, or derived from, employee contributions or elective deferrals only to the extent the Employee makes payment to the Plan with respect to such contributions or deferrals. No such payment may exceed the amount the Employee would have been permitted or required to contribute had the Employee remained continuously employed by the Company throughout the period of Qualified Military Service. Any payment to the Plan shall be made during the period beginning on the date of reemployment and whose duration is three times the period of the Qualified Military Service (but not greater than five years).

         (d) For purposes of this Section, "Qualified Military Service" shall mean any service in the uniformed services (as defined in USERRA) by any Employee if such Employee is entitled to reemployment rights under USERRA with respect to such service.

                                * * * * * * * * *

                            [Signature Page Follows]

                                 Signature Page

     The Company has signed this Plan on the date indicated below, to be effective as of the Effective Date.

                                        "Company"

                                        UNIFIED WESTERN GROCERS, INC.


Dated:  October 10, 2002                By:  /s/ Don Gilpin
                                          -------------------------------------

                                        Its:  Vice President, Human Resources

                                   APPENDIX A
                                   ----------

                                     Table 1
                                     -------
                                 Annuity Factors
                                 ---------------

             ---------------------------- --------------------------
                           Age                     Factor
             ---------------------------- --------------------------
                           55                       13.0
             ---------------------------- --------------------------
                           56                       12.8
             ---------------------------- --------------------------
                           57                       12.6
             ---------------------------- --------------------------
                           58                       12.4
             ---------------------------- --------------------------
                           59                       12.2
             ---------------------------- --------------------------
                           60                       12.0
             ---------------------------- --------------------------
                           61                       11.8
             ---------------------------- --------------------------
                           62                       11.6
             ---------------------------- --------------------------
                           63                       11.4
             ---------------------------- --------------------------
                           64                       11.2
             ---------------------------- --------------------------
                           65                       11.0
             ---------------------------- --------------------------


                                     Table 2
                                     -------
                              Contribution Credits
                              --------------------

              ---------------------------- -----------------------------------
                   Years of Service            Contribution Credit
                  in Year of Credit*       (Percentage of Compensation)
              ---------------------------- -----------------------------------
                          0-4                           4%
              ---------------------------- -----------------------------------
                          5-9                           5%
              ---------------------------- -----------------------------------
                         10-14                          6%
              ---------------------------- -----------------------------------
                         15-19                          7%
              ---------------------------- -----------------------------------
                      20 and Over                       8%
              ---------------------------- -----------------------------------


                                     Table 3
                                     -------
                         Transition Contribution Credits
                         -------------------------------

              ------------------------------ -----------------------------------
                       Actual Age at               Contribution Credit
                      Transition Date         (Percentage of Compensation)
              ------------------------------ -----------------------------------
                          40-44                           7%
              ------------------------------ -----------------------------------
                          45-49                           8%
              ------------------------------ -----------------------------------
                          50-54                           9%
              ------------------------------ -----------------------------------
                         Over 54                         10%
              ------------------------------ -----------------------------------

* Determined as of the first day of the Plan Year for which the Contribution Credit is being allocated

                                     Table 4
                                     -------
                            Early Retirement Factors
                            ------------------------

              ------------------------------ --------------------------------
                     Years Prior to                    Percentage
                       Normal Age

              ------------------------------ --------------------------------
                            0                             100%
              ------------------------------ --------------------------------
                            1                             95%
              ------------------------------ --------------------------------
                            2                             90%
              ------------------------------ --------------------------------
                            3                             85%
              ------------------------------ --------------------------------
                            4                             80%
              ------------------------------ --------------------------------
                            5                             75%
              ------------------------------ --------------------------------
                            6                             70%
              ------------------------------ --------------------------------
                            7                             65%
              ------------------------------ --------------------------------
                            8                             60%
              ------------------------------ --------------------------------
                            9                             55%
              ------------------------------ --------------------------------
                       10 or more                         50%
              ------------------------------ --------------------------------

Straight line interpolation of these percentages will be used where fractional completed years prior to Normal Retirement Date are involved.

                                   APPENDIX B

                             EGTRRA Model Amendment

Preamble

1. Adoption and Effective Date of Appendix B. This Appendix of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Appendix is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Appendix shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2. Supersession of inconsistent provisions. This Appendix shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Appendix.

Section 1. Limitations on Benefits

1. Effective Date. This Section shall be effective for limitation years ending after December 31, 2001.

2. Effect on Participants. Benefit increases resulting from the increase in the limitations of Section 415(b) of the Code will be provided to those Participants specified below.

3. Definitions.

         3.1 Defined benefit dollar limitation. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under Section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

         3.2 Maximum permissible benefit. The "maximum permissible benefit" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (a) and, if applicable, in (b) or (c) below).

               (a) If the Participant has fewer than ten years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is ten. In the case of a Participant who has fewer than ten Years of Service with the Company, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of Years (or part thereof) of Service with the Company and (ii) the denominator of which is ten.

               (b) If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the Actuarial Equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (adjusted under (a) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the Actuarial Equivalent (at such age) of the defined benefit dollar limitation computed using the Applicable Interest Rate and Applicable Mortality Table (or other tabular factor) specified in the Plan and (ii) the Actuarial Equivalent (at such age) of the defined benefit dollar limitation computed using a 5% interest rate and the Applicable Mortality Table specified in the Plan.

               (c) If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is Actuarially Equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (adjusted under (a) above, if required). The Actuarial Equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the Actuarial Equivalent (at such age) of the defined benefit dollar limitation computed using the Applicable Interest Rate and Applicable Mortality Table (or other tabular factor) specified in the Plan and (ii) the Actuarial Equivalent (at such age) of the defined benefit dollar limitation computed using a 5% interest rate assumption and the Applicable Mortality Table specified in the Plan.

4. Benefit Increases Resulting from the Increase in the Limitations of Section 415(b) of the Code. Benefit increases resulting from the increase in the limitations of Section 415(b) of the Code shall be provided to all Employees participating in the Plan who have one Hour of Service on or after the first day of the first limitation year ending after December 31, 2001.

Section 2. Increase in Compensation Limit

1. Increase in Limit. The annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after

December 31, 2001, Compensation for any prior determination period shall be limited as provided by the Company.

2. Cost-of-Living Adjustment. The $200,000 limit on annual Compensation in paragraph 1 shall be adjusted for cost-of-living increases in accordance with
Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

3. Compensation Limit for Prior Determination Periods. In determining benefit accruals in Plan Years beginning after December 31, 2001, the annual Compensation limit in paragraph 1 above for determination periods beginning before January 1, 2002, shall be $200,000.

Section 3. Modification of Top-Heavy Rules

1. Effective Date. This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This section amends Article VII of the Plan.

2. Determination of Top-Heavy Status.

          2.1 Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Company having annual Earnings greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5% owner of the Company, or a 1% owner of the Company having annual Earnings of more than $150,000. For this purpose, annual Earnings means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

          2.2 Determination of Present Values and Amounts. This Section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                    2.2.1 Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

          2.2.2 Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Company during the one-year period ending on the determination date shall not be taken into account.

3. Minimum Benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining Years of Service with the Company, any service with the Company shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key Employee or former key Employee.

Section 4. Direct Rollovers of Plan Distributions

1. Effective Date. This Section shall apply to distributions made after December 31, 2001.

2. Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 6.7 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

                                 AMENDMENT NO. 1
                                     TO THE
                          UNIFIED WESTERN GROCERS, INC.
                                CASH BALANCE PLAN

     Unified Western Grocers, Inc. (the "Company") hereby amends the above-named plan (the "Plan"), effective as of the Effective Date, as follows:

     1. This Amendment shall apply to distributions with annuity starting dates on or after December 31, 2002 (the "Effective Date").

     2. Notwithstanding any other Plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under 415(b)(2)(B), (C), or (D) of the Internal Revenue Code as set forth in Section 6.9 and Appendix B of the Plan and the applicable mortality table used for purposes of satisfying the requirements of 417(e) of the Internal Revenue Code as set forth in Section 6.10 of the Plan (and defined in Section
1.2 of the Plan) is the table prescribed in Rev. Rul. 2001-62.

                                    * * * * *

     The Company has caused this Amendment No. 1 to be signed on the date indicated below, to be effective as indicated above.

                                           "Company"

                                           UNIFIED WESTERN GROCERS, INC.



Dated:  __________, 2002                   By:  /s/ Don Gilpin
                                               ---------------------------------

                                           Its:  Vice President, Human Resources